EXHIBIT 10.7





                           SELECTED DEALER AGREEMENT

Ladies and Gentlemen:

         ________________________________, as the dealer manager ("Dealer
Manager") for Fidelity Dividend Capital Inc. (the "Company"), a Maryland corporation, invites you (the "Dealer") to participate in the distribution of shares of common stock ("Shares") of the Company subject to the following terms:

         I. Dealer Manager Agreement

         The Dealer Manager has entered into a Dealer Manager Agreement with the Company dated ___________, 2004, in the form attached hereto as Exhibit "A." By your acceptance of this Agreement, you will become one of the Dealers referred to in such Agreement between the Company and the Dealer Manager and will be entitled and subject to the indemnification provisions contained in such Agreement, including the provisions of Section 4 of such Agreement wherein the Dealers severally agree to indemnify and hold harmless the Company, the Dealer Manager and each officer and director thereof, and each person, if any, who controls the Company and the Dealer Manager within the meaning of the Securities Act of 1933, as amended. Except as otherwise specifically stated herein, all terms used in this Agreement have the meanings provided in the Dealer Manager Agreement. The Shares are offered solely through broker-dealers who are members of the National Association of Securities Dealers, Inc. ("NASD").

         Dealer hereby agrees to use its best efforts to sell the Shares for cash on the terms and conditions stated in the Prospectus. Nothing in this Agreement shall be deemed or construed to make Dealer an employee, agent, representative or partner of the Dealer Manager or of the Company, and Dealer is not authorized to act for the Dealer Manager or the Company or to make any representations on their behalf except as set forth in the Prospectus and such other printed information furnished to Dealer by the Dealer Manager or the Company to supplement the Prospectus ("supplemental information").

         II. Submission of Orders

         Those persons who purchase Shares will be instructed by the Dealer to make their checks payable to "Fidelity Dividend Capital Inc." Any Dealer receiving a check not conforming to the foregoing instructions shall return such check directly to such subscriber not later than the end of the next business day following its receipt. Checks received by the Dealer which conform to the foregoing instructions shall be transmitted for deposit pursuant to one of the methods in this Article II. Transmittal of received investor funds will be made in accordance with the following procedures:

         Where, pursuant to the Dealer's internal supervisory procedures, internal supervisory review is conducted at the same location at which subscription documents and checks are received from subscribers, checks will be transmitted in care of the Dealer Manager by the end of the next business day following receipt by the Dealer for deposit to Fidelity Dividend Capital , Inc.

        Where, pursuant to the Dealer's internal supervisory procedures, final and internal supervisory review is conducted at a different location, checks will be transmitted by the end of the next business day following receipt by the Dealer to the office of the Dealer conducting such final internal supervisory review (the "Final Review Office"). The Final Review Office will in turn by the end of the next business day following receipt by the Final Review Office, transmit such checks for deposit by the escrow agent appointed for the Offering.

         III. Pricing

         Shares shall be offered to the public at the offering price of $10.00 per Share payable in cash. Except as otherwise indicated in the Prospectus or in any letter or memorandum sent to the Dealer by the Company or Dealer Manager, a minimum initial purchase of 200 Shares is required. Except as otherwise indicated in the Prospectus, additional investments may be made in cash in minimal increments of at least 10 Shares. The Shares are non-assessable. Dealer hereby agrees to place any order for the full purchase price.



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         IV. Dealers' Commissions

         Except for discounts described in or as otherwise provided in the "Plan of Distribution" section of the Prospectus, the Dealer's selling commission applicable to the total public offering price of Shares sold by Dealer which it is authorized to sell hereunder is 7% of the gross proceeds of Shares sold by it and accepted and confirmed by the Company, which commission will be paid by the Dealer Manager. For these purposes, a "sale of Shares" shall occur if and only if a transaction has closed with a securities purchaser pursuant to all applicable offering and subscription documents and the Company has thereafter distributed the commission to the Dealer Manager in connection with such transaction. The Dealer hereby waives any and all rights to receive payment of commissions due until such time as the Dealer Manager is in receipt of the commission from the Company. The Dealer affirms that the Dealer Manager's liability for commissions payable is limited solely to the proceeds of commission's receivable associated therewith. In addition, as set forth in the Prospectus, the Dealer Manager may re-allow out of its dealer manager fee a marketing fee and due diligence expense reimbursement of up to 1.5% of the gross proceeds of Shares sold by Dealers participating in the offering of Shares, based on such factors as the number of Shares sold by such participating Dealer, the assistance of such participating Dealer in marketing the offering of Shares, and bona fide conference fees incurred.

         The parties hereby agree that the foregoing commission is not in excess of the usual and customary distributors' or sellers' commission received in the sale of securities similar to the Shares, that Dealer's interest in the offering is limited to such commission from the Dealer Manager and Dealer's indemnity referred to in Section 4 of the Dealer Manager Agreement, that the Company is not liable or responsible for the direct payment of such commission to the Dealer.

         V. Payment

         Payments of selling commissions will be made by the Dealer Manager (or by the Company as provided in the Dealer Manager Agreement) to Dealer within 30 days of the receipt by the Dealer Manager of the gross commission payments from the Company.

       VI. Right to Reject Orders or Cancel Sales

         All orders, whether initial or additional, are subject to acceptance by and shall only become effective upon confirmation by the Company, which reserves the right to reject any order. Orders not accompanied by a Subscription Agreement and Signature Page and the required check in payment for the Shares may be rejected. Issuance and delivery of the Shares will be made only after actual receipt of payment therefor. If any check is not paid upon presentment, or if the Company is not in actual receipt of clearinghouse funds or cash, certified or cashier's check or the equivalent in payment for the Shares within 15 days of sale, the Company reserves the right to cancel the sale without notice. In the event an order is rejected, canceled or rescinded for any reason, the Dealer agrees to return to the Dealer Manager any commission theretofore paid with respect to such order.

         VII. Prospectus and Supplemental Information

         Dealer is not authorized or permitted to give and will not give, any information or make any representation concerning the Shares except as set forth in the Prospectus and supplemental information. The Dealer Manager will supply Dealer with reasonable quantities of the Prospectus, any supplements thereto and any amended Prospectus, as well as any supplemental information, for delivery to investors, and Dealer will deliver a copy of the Prospectus and all supplements thereto and any amended Prospectus to each investor to whom an offer is made prior to or simultaneously with the first solicitation of an offer to sell the Shares to an investor. The Dealer agrees that it will not send or give any supplements thereto and any amended Prospectus to that investor unless it has previously sent or given a Prospectus and all supplements thereto and any amended Prospectus to that investor or has simultaneously sent or given a Prospectus and all supplements thereto and any amended Prospectus with such supplemental information. Dealer agrees that it will not show or give to any investor or prospective investor or reproduce any material




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or writing which is supplied to it by the Dealer Manager and marked "dealer only" or otherwise bearing a legend denoting that it is not to be used in connection with the sale of Shares to members of the public. Dealer agrees that it will not use in connection with the offer or sale of Shares any material or writing which relates to another Company supplied to it by the Company or the Dealer Manager bearing a legend which states that such material may not be used in connection with the offer or sale of any securities other than the Company to which it relates. Dealer further agrees that it will not use in connection with the offer or sale of Shares any materials or writings which have not been previously approved by the Dealer Manager. Each Dealer agrees, if the Dealer Manager so requests, to furnish a copy of any revised preliminary Prospectus to each person to whom it has furnished a copy of any previous preliminary Prospectus, and further agrees that it will itself mail or otherwise deliver all preliminary and final Prospectuses required for compliance with the provisions of Rule 15c2-8 under the Securities Exchange Act of 1934. Regardless of the termination of this Agreement, Dealer will deliver a Prospectus in transactions in the Shares for a period of 90 days from the effective date of the Registration Statement or such longer period as may be required by the Securities Exchange Act of 1934. On becoming a Dealer, and in offering and selling Shares, Dealer agrees to comply with all the applicable requirements under the Securities Act of 1933, and the Securities Exchange Act of 1934. Notwithstanding the termination of this Agreement or the payment of any amount to Dealer, Dealer agrees to pay Dealer's proportionate share of any claim, demand or liability asserted against Dealer and the other Dealers on the basis that Dealers or any of them constitute an association, unincorporated business or other separate entity, including in each case Dealer's proportionate share of any expenses incurred in defending against any such claim, demand or liability.

         VIII. License and Association Membership

         Dealer's acceptance of this Agreement constitutes a representation to the Company and the Dealer Manager that Dealer is a properly registered or licensed broker-dealer, duly authorized to sell Shares under Federal and state securities laws and regulations and in all states where it offers or sells Shares, and that it is a member in good standing of the NASD. This Agreement shall automatically terminate if the Dealer ceases to be a member in good standing of such association. Dealer agrees to notify the Dealer Manager immediately if Dealer ceases to be a member in good standing of the NASD. The Dealer Manager also hereby agrees to abide by the Rules of Fair Practice of the NASD and to comply with Rules 2730, 2740, 2420 and 2750 of the NASD Conduct Rules.

         IX. Limitation of Offer

         Dealer will offer Shares only to persons who meet the financial qualifications set forth in the Prospectus or in any suitability letter or memorandum sent to it by the Company or the Dealer Manager and will only make offers to persons in the states in which it is advised in writing that the Shares are qualified for sale or that such qualification is not required. In offering Shares, Dealer will comply with the provisions of the Rules of Fair Practice set forth in the NASD Manual, as well as all other applicable rules and regulations relating to suitability of investors, including without limitation, the provisions of Article III.C. of the Statement of Policy Regarding Real Estate Investment Trusts of the North American Securities Administrators Association, Inc.

         X. Termination

         Dealer will suspend or terminate its offer and sale of Shares upon the request of the Company or the Dealer Manager at any time and will resume its offer and sale of Shares hereunder upon subsequent request of the Company or the Dealer Manager. Any party may terminate this Agreement by written notice. Such termination shall be effective 48 hours after the mailing of such notice. This Agreement is the entire agreement of the parties and supersedes all prior agreements, if any, between the parties hereto.

         This Agreement may be amended at any time by the Dealer Manager by written notice to the Dealer, and any such amendment shall be deemed accepted by Dealer upon placing an order for sale of Shares after he has received such notice.



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         XI. Notice

         All notices will be in writing and will be duly given to the Dealer Manager when mailed to _______________________________, and to Dealer when mailed to the address specified by Dealer herein.


         XII. Attorney's Fees and Applicable Law

         In any action to enforce the provisions of this Agreement or to secure damages for its breach, the prevailing party shall recover its costs and reasonable attorney's fees. This Agreement shall be construed under the laws of the State of DELAWARe and shall take effect when signed by Dealer and countersigned by the Dealer Manager.

THE DEALER MANAGER:

(Name of Dealor-Manager)

By:
   -------------------------

Name:
     -----------------------

Title:
      ----------------------

We have read the foregoing Agreement and we hereby accept and agree to the terms and conditions therein set forth. We hereby represent that the list below of jurisdictions in which we are registered or licensed as a broker or dealer and are fully authorized to sell securities is true and correct, and we agree to advise you of any change in such list during the term of this Agreement.

1. Identity of Dealer:

Name:
     ---------------------------------------------------------------------------

Type of entity:
               -----------------------------------------------------------------
                  (corporation, partnership or proprietorship)

Organized in the State of:
                          ------------------------------------------------------

Licensed as broker-dealer in the following states:
                                                  ------------------------------

Tax I.D. #:
           ---------------------------------------------------------------------


2. Person to receive notices delivered pursuant to the Selected Dealer
Agreement.

Name:
     ---------------------------------------------------------------------------



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Company:
        ------------------------------------------------------------------------

Address:
        ------------------------------------------------------------------------

City, State and Zip Code:
                         -------------------------------------------------------

Telephone No.:(     )
                     -----------------------------------------------------------



Telefax No.:(     )
                   -------------------------------------------------------------


AGREED TO AND ACCEPTED BY THE DEALER:


----------------------------
    (Dealer's Firm Name)

By:
   -------------------------
           Signature

Name:
     -----------------------

Title:
      ----------------------











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